EXHIBIT 4.5.2




                           Dated [22] September 2004
                           -------------------------






                        GRANITE FINANCE FUNDING LIMITED
                                  as Funding



                             THE BANK OF NEW YORK
                              as Security Trustee



                          GRANITE MORTGAGES 04-3 PLC
                               as Current Issuer



                               NORTHERN ROCK PLC
                   as Current Issuer Start-up Loan Provider



                                    - and -


                                    OTHERS







________________________________________________________________________________

                           ISSUER DEED OF ACCESSION
________________________________________________________________________________












                          SIDLEY AUSTIN BROWN & WOOD
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937

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                                   CONTENTS

1.   Interpretation...........................................................3

2.   Representations and Warranties...........................................4

3.   Accession................................................................4

4.   Funding Security.........................................................5

5.   Title Guarantee..........................................................7

6.   Application..............................................................7

7.   Scope of the Funding Deed of Charge......................................7

8.   Notices and Acknowledgements.............................................7

9.   Amendment to the Funding Priority of Payments............................8

10.  Notices and Demands......................................................8

11.  Non Petition Covenant...................................................11

12.  Third Party Rights......................................................11

13.  Execution in Counterparts...............................................12

14.  Governing Law and Jurisdiction; Appropriate Forum.......................12

15.  Process Agents..........................................................12

SCHEDULE I  Utilisation of Issuer Reserves...................................19
APPENDIX 1 Amended and Restated Funding Priority of Payments.................21




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THIS DEED OF ACCESSION is made on [22] September 2004

BETWEEN:

(1) GRANITE FINANCE FUNDING LIMITED (registered number 79308), a private limited liability company incorporated under the laws of Jersey whose London branch (registered overseas company number FCO22999 and branch number BR005916) is at 69 Park Lane, Croydon CR9 1TQ;

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL United Kingdom, in its capacity as Security Trustee;

(3) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 48th Floor, One Canada Square, London E14 5AL United Kingdom, (1) in its separate capacities as Note Trustee in respect of the Previous Issuers and (2) in its capacity as note trustee under the Current Issuer Trust Deed and the Current Issuer Deed of Charge (the "Current Issuer Note Trustee", which expression shall include such person and all other persons for the time being acting as the note trustee or note trustees pursuant to those deeds);

(4) GRANITE MORTGAGES 01-1 PLC (registered number 4129652), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(5) GRANITE MORTGAGES 01-2 PLC (registered number 4270015), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(6) GRANITE MORTGAGES 02-1 PLC (registered number 4340767), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(7) GRANITE MORTGAGES 02-2 PLC (registered number 4482804), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(8) GRANITE MORTGAGES 03-1 PLC (registered number 4598035), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(9) GRANITE MORTGAGES 03-2 PLC (registered number 4684567), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(10) GRANITE MORTGAGES 03-3 PLC (registered number 4823268), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;



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(11) GRANITE MORTGAGES 04-1 PLC (registered number 4959572), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(12) GRANITE MORTGAGES 04-2 PLC (registered number 5057377), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX;

(13) GRANITE FINANCE TRUSTEES LIMITED (registered number 79309), a private limited liability company incorporated under the laws of Jersey whose registered office is at 22 Grenville Street, St. Helier, Jersey JE4 8PX Channel Islands in its capacity as Mortgages Trustee;

(14) NORTHERN ROCK PLC (registered number 03273685), a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL in its capacity as (1) Cash Manager (2) Account Bank and (3) Funding GIC Provider;

(15) LLOYDS TSB BANK PLC, acting through its office at City Office, Bailey Drive, Gillingham Business Park, Kent ME8 0LS, in its capacity as Account Bank and acting through its office at 25 Monument Street, London EC3R 8BQ in its capacity as (1) Funding GIC Provider (2) Stand-by Funding GIC Provider (3) Stand-by Account Bank (4) Stand-by Funding (04-2) GIC Provider and (5) Stand-by Funding (Current Issuer) GIC Provider;

(16) MOURANT & CO. CAPITAL (SPV) LIMITED, a private limited company incorporated under the laws of England and Wales whose registered office is at 69 Park Lane, Croydon CR9 1TQ, in its capacity as Corporate Services Provider;

(17) NORTHERN ROCK PLC (registered number 03273685), acting through its office at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity (1) as the Previous Start-up Loan Provider, and (2) as Current Issuer Start-up Loan Provider; and

(18) GRANITE MORTGAGES 04-3 PLC (registered number 5168395), a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Current Issuer.

NOW THIS DEED OF ACCESSION WITNESSES AS FOLLOWS

WHEREAS:

(A) Pursuant to the terms of the Current Issuer Intercompany Loan Confirmation, the Current Issuer has agreed to make available to Funding the Current Issuer Intercompany Loan.

(B) Pursuant to the terms of the Current Issuer Start-up Loan Agreement, the Current Issuer Start-up Loan Provider has agreed to grant to Funding the Current Issuer Start-up Loan.

(C) This Deed is supplemental to the Funding Deed of Charge, pursuant to which Funding agreed to provide the Security Trustee with the benefit of the security described in the


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     Funding Deed of Charge to secure Funding's obligations to the Funding
     Secured Creditors.

(D) The terms of the Funding Deed of Charge permit Funding to secure its obligations to a New Funding Secured Creditor thereunder and (where such New Funding Secured Creditor is a New Issuer) permit Funding to create certain Security Interests in favour of the Security Trustee for the benefit of such New Funding Secured Creditor.

(E) Pursuant to the terms of the Stand-by Funding (04-2) Guaranteed Investment Contract and the Stand-by Funding (Current Issuer) Guaranteed Investment Contract, the Stand-by GIC Provider has agreed to establish a Stand-by Funding (Current Issuer) GIC Account and Stand-by Funding (Current Issuer) GIC Account, respectively, and the Stand-by Account Bank has agreed to operate each such account under the terms of the Stand-by Account Bank Agreement in the event of the termination of the appointment of Northern Rock as an Account Bank and the Funding GIC Provider under the Stand-by Funding (04-2) Guaranteed Investment Contract and the Stand-by Funding (Current Issuer) Guaranteed Investment Contract.

(F) The Current Issuer Start-up Loan Provider and the Current Issuer, each of whom is a New Funding Secured Creditor, have agreed to enter into this Deed of Accession (this "Deed") to accede to the provisions of the Funding Deed of Charge.

(G) The Current Issuer Note Trustee has agreed to enter into this Deed to accede to the provisions of the Funding Deed of Charge.

(H) The Funding Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accessions, permit any consequential changes to the Funding Priority of Payments set out in Part I, Part II and Part III of Schedule 3 of the Funding Deed of Charge as are required and any other amendment as may be required to give effect to this Deed and to acknowledge the Security Interests created hereunder.

1.   Interpretation

     The provisions of:

     (a) the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Ninth Amendment Deed made on [22] September 2004 between, among others, the Seller, Funding and the Mortgages Trustee, and

     (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on [22] September 2004,

(as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Agreement. The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.



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2.   Representations and Warranties

2.1 The Current Issuer hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

     (a) pursuant to the terms of the Current Issuer Intercompany Loan Agreement, Funding has agreed to pay to the Current Issuer fees, interest and principal in accordance with the terms of the Current Issuer Intercompany Loan Agreement; and

     (b) the Current Issuer Intercompany Loan Agreement expressly provides that all amounts due from Funding thereunder are to be secured by or pursuant to the Funding Deed of Charge.

2.2 The Current Issuer Start-up Loan Provider hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors in respect of itself that as of the date of this Deed:

     (a) Funding has agreed to pay interest and repay principal to the Current Issuer Start-up Loan Provider in accordance with the terms of the Current Issuer Start-up Loan Agreement; and

     (b) the Current Issuer Start-up Loan Agreement expressly provides that all amounts due from Funding thereunder are to be secured by or pursuant to the Funding Deed of Charge.

2.3 Funding hereby represents and warrants to the Security Trustee and each of the Funding Secured Creditors that as at the date of this Deed, the conditions to incurring further secured financial indebtedness set out in Clause 2.2 (New Intercompany Loan Agreements) of the Intercompany Loan Terms and Conditions are satisfied.

3.   Accession

3.1 In consideration of the Current Issuer New Funding Secured Creditors being accepted as Funding Secured Creditors for the purposes of the Funding Deed of Charge by the parties thereto as from the date of this Deed, each of the Current Issuer New Funding Secured Creditors:

     (a) confirms that as from the date of this Deed, it will become and intends to be a party to the Funding Deed of Charge as a Funding Secured Creditor;

     (b) undertakes to comply with and be bound by all of the provisions of the Master Definitions Schedule and the Current Issuer Master Definitions Schedule (as the same may be amended, varied or restated from time to time) and the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto;

     (c) undertakes to perform, comply with and be bound by all of the provisions of the Funding Deed of Charge in its capacity as a Funding Secured Creditor, as if it had been an original party thereto including, without limitation, Clause 20.3 (Funding Secured Creditors), Clause 8.3 (Funding Post-


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          Enforcement Priority of Payments), Clause 8.6 (Security Trustee
          Rights upon Enforcement) and Clause 6 (Restrictions on Exercise of Certain Rights); and

     (d) agrees that the Security Trustee shall be the Security Trustee of the Funding Deed of Charge for all Funding Secured Creditors upon and subject to the terms set out in the Funding Deed of Charge.

3.2  The Current Issuer Note Trustee:

     (a) confirms that as of the date of this Deed, it becomes and intends to be party to the Funding Deed of Charge; and

     (b) agrees to comply with and be bound by the provisions of the Funding Deed of Charge relating to the Note Trustee and agrees that all references to the Note Trustee in the Funding Deed of Charge and this Deed shall be construed as including the note trustee under the Current Issuer Deed of Charge and Current Issuer Trust Deed.

4.   Funding Security

4.1 Funding, by way of first fixed security for the payment or discharge of that portion of the Funding Secured Obligations which represent the obligations and liabilities of Funding to the Current Issuer under the Current Issuer Intercompany Loan Agreement, subject to Clause 4 (Release of Funding Charged Property) of the Funding Deed of Charge, hereby:

     (a) assigns by way of first fixed security to the Security Trustee for the benefit of the Current Issuer all of its right, title, benefit and interest, present and future, in, to and under:

          (i)  the Funding (Current Issuer) Bank Account Agreement; and

          (ii) the Funding (Current Issuer) Guaranteed Investment Contract,

          including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely;

     (b) assigns by way of first fixed security in favour of the Security Trustee for the benefit of the Current Issuer all of its rights, title, benefit and interest, present and future, in and to all monies now or at any time hereafter standing to the credit of the Funding (Current Issuer) GIC Account and the debts represented by them together with all rights and claims relating or attached thereto including, without limitation, the right to interest and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely; and


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     (c)  charges by way of first fixed security to the Security Trustee for the benefit of the Current Issuer all of its right, title, benefit and interest, present and future in, to and under any Authorised Investment purchased using monies standing to the credit of the Funding (Current Issuer) GIC Account and all rights in respect of or ancillary to such Authorised Investments, including the right to income and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

4.2 (a) Funding, by way of first fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property) of the Funding Deed of Charge, hereby assigns to the Security Trustee, save to the extent that the same may be situate in Jersey at any relevant time, all of its right, title, benefit and interest, present and future, in, to and under the Current Issuer Start-up Loan Agreement, including, without limitation, all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder, all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

     (b) To the intent that the Security Trustee shall have a security interest in accordance with the Jersey Security Law (and as secured party for the purposes of such law) for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property) of the Funding Deed of Charge, Funding (as debtor for the purposes of the Jersey Security Law) hereby assigns, to the extent that the same may be situate in Jersey at any relevant time to the Security Trustee all of its right, title, benefit and interest, present and future, in, to and under the Current Issuer Start-up Loan Agreement, including, without limitation, all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and payable thereunder, all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.

4.3 [Funding, by way of fixed security for the payment or discharge of the Funding Secured Obligations, subject to Clause 4 (Release of Funding Charged Property) of the Funding Deed of Charge, hereby:

     (a) assigns by way of fixed security to the Security Trustee all of its right, title, benefit and interest, present and future, in, to and under the Stand-by Funding (Current Issuer) Guaranteed Investment Contract including all rights to receive payment of any amounts which may become payable to Funding thereunder and all payments received by Funding thereunder including, without limitation, all rights to serve notices and/or make demands thereunder and/or to take such steps as are required to cause payments to become due and


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          payable thereunder and all rights of action in respect of any breach thereof and all rights to receive damages or obtain relief in respect thereof and the proceeds of any of the foregoing, TO HOLD the same unto the Security Trustee absolutely.]

5.   Title Guarantee

     Each of the dispositions of, assignments of and charges over, property effected in or pursuant to Clause 4 (Funding Security) is made with full title guarantee.

6.   Application

     Prior to and following enforcement of the Funding Security all amounts at any time held by Funding, the Cash Manager or the Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Funding Deed of Charge.

7.   Scope of the Funding Deed of Charge

     Funding, the Current Issuer New Funding Secured Creditors and the Funding Secured Creditors (including the Security Trustee) hereby agree that for the relevant purposes under the Funding Deed of Charge and the Master Definitions Schedule:

     (a) the Current Issuer Intercompany Loan Agreement shall be treated as a Funding Transaction Document;

     (b) the Current Issuer Start-up Loan Agreement shall be treated as a Funding Transaction Document;

     (c) the Funding (Current Issuer) Bank Account Agreement shall be treated as a Funding Transaction Document;

     (d) the Funding (Current Issuer) Guaranteed Investment Contract shall be treated as a Funding Transaction Document;

     (e) the Stand-by Funding (04-2) Guaranteed Investment Contract and the Stand-by Funding (Current Issuer) Guaranteed Investment Contract shall each be treated as a Funding Transaction Document;

     (f) the property and assets of Funding expressed to be assigned or charged pursuant to this Deed shall constitute Funding Charged Property; and

     (g) each of the Current Issuer New Funding Secured Creditors shall be treated as a Funding Secured Creditor.

8.   Notices and Acknowledgements

     (a) The execution of this Deed by the Current Issuer New Funding Secured Creditors shall constitute notice to such Current Issuer New Funding Secured Creditors of the assignments made by Funding pursuant to Clause 3 (Funding Security) of the Funding Deed of Charge. The execution of this Deed by each


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          other Funding Secured Creditor shall constitute notice to such
          Funding Secured Creditor of the assignments made by Funding pursuant to this Deed.

     (b) By its execution of this Deed, each of the Current Issuer New Funding Secured Creditors acknowledges that it has notice of and consents to the assignments, charges and Security Interests (including the Jersey Security Interests) made or granted by Funding pursuant to Clause 3 (Funding Security) of the Funding Deed of Charge and also acknowledges that as at the date hereof it has not received from any other person any notice of any assignment or charge of any of the property the subject of such Security Interests. By its execution of this Deed, each other Funding Secured Creditor acknowledges that it has notice of and consents to the assignments, charges and Security Interests made or granted by Funding pursuant to this Deed and also acknowledges that as at the date hereof it has not received from any other person any notice of any assignment or charge of any of the property the subject of such Security Interests.

     (c) Notwithstanding the assignments and charges granted pursuant to Clause 3 (Funding Security) of the Funding Deed of Charge or pursuant to this Deed, the parties hereto acknowledge that, subject as provided otherwise in the Funding Deed of Charge, each Funding Secured Creditor and each other party to any Funding Transaction Document may continue to make all payments becoming due to Funding under any Funding Transaction Document in the manner envisaged by such Funding Transaction Document until the receipt of written notice from the Security Trustee or any Receiver requiring payments to be made otherwise.

9.   Amendment to the Funding Priority of Payments

     The Funding Secured Creditors agree to amend and restate the Funding Priority of Payments set out in Part I and Part II of Schedule 3 of the Funding Deed of Charge in accordance with Appendix 1 hereto.

10.  Amendment to Clause 6.9 of the Funding Deed of Charge

     The Funding Secured Creditors agree to amend and restate Clause 6.9 (Utilisation of Issuer Reserves) of the Funding Deed of Charge by the insertion of:

     (a) "and further subject to any provisos set forth in (in the case of the First Issuer) Schedule 5 (Utilisation of Issuer Reserves) or in the case of any New Issuer, Schedule I to the relevant Deed of Accession,"

          in the second line of the Clause after the words:

          "Funding and the Cash Manager shall procure that, subject to and in accordance with the Funding Priority of Payments...";

     (b)  ",if any,"

          in the third line of the Clause after the words:

          "...amounts standing to the credit of the Issuer Reserve Fund Ledger..."; and



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     (c)  "provided, however, that, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the Intercompany Loan of the First Issuer or any New Issuer and provided that Funding has no further liability under the relevant Intercompany Loan Agreement, subject to any limits or conditions on the purposes for which the related Issuer Reserve Fund or Issuer Liquidity Reserve Fund, if any, may be utilised as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the Issuer Reserve Fund Ledger and the Issuer Liquidity Reserve Ledger, if any, of that Issuer will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to each Start-up Loan Provider under the relevant Start-up Loan Agreement and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case, subject to and in accordance with the relevant Funding Priority of Payments."

          at the end of the Clause,

          so that Clause 6.9 now reads as set out in Appendix 2 hereto.

11.  Amendment to Schedule 5 to the Funding Deed of Charge

     The Funding Secured Creditors agree to amend and restate Schedule 5 to the Funding Deed of Charge (Utilisation of Issuer Reserves) by the insertion of the following paragraphs:

     (a) "PROVIDED THAT, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the First Issuer Intercompany Loan and provided that Funding has no further liability under the Intercompany Loan Agreement for the First Issuer, subject to any limits or conditions on the purposes for which the First Issuer Reserve Fund may be utilized as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the First Issuer Reserve Fund Ledger will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to the Start-up Loan Provider for the First Issuer under the Start-up Loan Agreement for the First Issuer and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case subject to and in accordance with the relevant Funding Priority of Payments."

          after Clause 1.1; and

     (b) "PROVIDED THAT, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the First Issuer Intercompany Loan and provided that Funding has no further liability under the Intercompany Loan Agreement for


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          the First Issuer, subject to any limits or conditions on the purposes for which the First Issuer Liquidity Reserve Fund may be utilized as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the First Issuer Liquidity Reserve Ledger, if any, will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to the Start-up Loan Provider for the First Issuer under the Start-up Loan Agreement for the First Issuer and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust
          Deed), in each case subject to and in accordance with the relevant Funding Priority of Payments."

          after Clause 2.1 (b),

          so that Schedule 5 now reads as set out in Appendix 3 hereto.

12.  Notices and Demands

     Any notice or communication under or in connection with this Deed shall be given in the manner and at the times set out in Clause 24 (Notices) of the Funding Deed of Charge. For the purposes of such Clause 24 (Notices), as at the date of this Deed the relevant contact details for the Current Issuer are:

          Granite Mortgages 04-3 plc
          Fifth Floor
          100 Wood Street
          London EC2V  7EX

          For the attention of:     The Company Secretary

          Telephone:                +44 020 7606 5451
          Facsimile:                +44 020 7606 0643

     and for the Current Issuer Start-up Loan Provider, Northern Rock as an Account Bank and Funding GIC Provider are:

          Northern Rock PLC
          Northern Rock House
          Gosforth
          Newcastle upon Tyne
          NE3 4PL

          For the attention of:     The Group Secretary

          Facsimile:                +44 (0)191 213 2203

     and for the Current Issuer Note Trustee are:



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

         The Bank of New York
         48th Floor, One Canada Square
         London E14 5AL

         For the attention of:     Corporate Trust (Global Structured Finance)

         Facsimile:                +44 (020) 7964 6399

     and for the Funding GIC Provider, the Stand-by Funding GIC Provider, the Stand-by Funding (04-2) GIC Provider and the Stand-by (Current Issuer) GIC Provider are:

         Lloyds TSB Bank plc
         25 Gresham Street
         London EC2V 7HN

         For the attention of:     Jason Eperon (Manager, Financial Institutions
                                   & International Trade Finance)

         Facsimile:                020 7661 4790

     and for the Stand-by Account Bank are:

         Lloyds TSB Bank plc
         25 Gresham Street
         London EC2V 7HN

         For the attention of:     Jason Eperon (Manager, Financial Institutions
                                   & International Trade Finance)

         Facsimile:                020 7661 4790

13.  Non Petition Covenant

     Each of the parties hereto hereby agrees that it shall not institute against Funding, the Mortgages Trustee or any Issuer any winding-up, administration, insolvency or similar proceedings in any jurisdiction for so long as any sum is outstanding under any Intercompany Loan Agreement of any Issuer or for two years plus one day since the last day on which any such sum was outstanding provided that the Security Trustee may prove or lodge a claim in the event of a liquidation initiated by any other person. The provisions of Clause 6 (Restrictions on Exercise of Certain Rights) of the Funding Deed of Charge shall prevail in the event that and to the extent that they conflict with the provisions of this Clause.

14.  Third Party Rights

     A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

15.  Execution in Counterparts

     This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.  Governing Law and Jurisdiction; Appropriate Forum

16.1 This Deed is governed by and shall be construed in accordance with English law save that those parts of this Deed concerned with the creation, subsistence or enforcement of Jersey Security Interests shall be governed by and in accordance with Jersey law.

16.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

16.3 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

17.  Process Agents

     Funding irrevocably and unconditionally appoints Mourant & Co. Capital
     (SPV) Limited at 69 Park Lane, Croydon CR9 1TQ or otherwise at the registered office of Mourant & Co. Capital (SPV) Limited for the time being as its agent for service of process in England in respect of any proceedings in respect of this Agreement and undertakes that in the event of Mourant & Co. Capital (SPV) Limited ceasing so to act it will appoint another person with a registered office in London as its agent for service of process.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page one.

Funding

Executed by
GRANITE FINANCE FUNDING LIMITED
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              Director
and by another of its directors/its secretary
                                                              Name______________________________________________



                                                                By______________________________________________
                                                                  Director/Secretary

                                                              Name______________________________________________




The Security Trustee, the Note Trustee in respect of the Previous Issuers and the Current Issuer Note Trustee

Executed by
THE BANK OF NEW YORK
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its duly
authorised signatories                                        Name______________________________________________





Executed by
GRANITE MORTGAGES 01-1 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------

                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------

Executed by
GRANITE MORTGAGES 01-2 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------



Executed by
GRANITE MORTGAGES 02-1 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------




Executed by
GRANITE MORTGAGES 02-2 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------

Executed by
GRANITE MORTGAGES 03-1 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------




Executed by
GRANITE MORTGAGES 03-2 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------




Executed by
GRANITE MORTGAGES 03-3 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------

Executed by
GRANITE MORTGAGES 04-1 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------


Executed by
GRANITE MORTGAGES 04-2 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------


Current Issuer


Executed by
GRANITE MORTGAGES 04-3 PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              for and on behalf of LDC Securitisation
and by another of its directors/its secretary                     Director No.1 Ltd

                                                              Name Clive Rakestrow
                                                                  ----------------------------------------------


                                                                By______________________________________________
                                                                  for and on behalf of LDC Securitisation
                                                                  Director No.2 Ltd

                                                              Name Sharon Tyson
                                                                  ----------------------------------------------

The Cash Manager, the Previous Start-up Loan Provider the Current Issuer Start-up Loan Provider, an Account Bank and the Funding GIC Provider

Executed by
NORTHERN ROCK PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its duly                   Duly Authorised Attorney/Signatory
authorised attorneys/signatories
                                                              Name______________________________________________


Signature  ______________________________________________
           Witness

Full name  ______________________________________________
Occupation Solicitor
           ----------------------------------------------
Address    c/o Sidley Austin Brown & Wood
           ----------------------------------------------
           Woolgate Exchange
           ----------------------------------------------
           25 Basinghall Street
           ----------------------------------------------
           London EC2V 5HA
           ----------------------------------------------

The Corporate Services Provider

Executed by
MOURANT & CO. CAPITAL (SPV) LIMITED
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              Director
and by another of its directors/its secretary
                                                              Name______________________________________________


                                                                By______________________________________________
                                                                  Director/Secretary

                                                              Name______________________________________________


An Account Bank, Funding GIC Provider,
the Stand-by Account Bank, the Stand-by
Funding GIC Provider, the Stand-by
Funding (04-2) GIC Provider and the
Stand-by Funding (Current Issuer) GIC
Provider

Executed by
LLOYDS TSB BANK PLC
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its duly                   Duly Authorised Attorney/Signatory
authorised attorneys/signatories
                                                              Name______________________________________________


Signature  ______________________________________________
           Witness
Full name  ______________________________________________
Occupation Solicitor
           ----------------------------------------------
Address    c/o Sidley Austin Brown & Wood
           ----------------------------------------------
           Woolgate Exchange
           ----------------------------------------------
           25 Basinghall Street
           ----------------------------------------------
           London EC2V 5HA
           ----------------------------------------------


The Mortgages Trustee

Executed by
GRANITE FINANCE TRUSTEES LIMITED
as its deed as follows:                                         By______________________________________________
Signed for and on its behalf by one of its directors              Director
and by another of its directors/its secretary
                                                              Name______________________________________________


                                                                By______________________________________________
                                                                  Director/Secretary

                                                              Name______________________________________________

                                  SCHEDULE I

                        Utilisation of Issuer Reserves

Reserves for Current Issuer

1.   Current Issuer Reserve Fund:

1.1 Prior to enforcement of the Current Issuer Security, the Current Issuer Reserve Fund shall only be applied on any Payment Date to increase that portion of Funding Available Revenue Receipts which are allocated to the Current Issuer to make payments of interest and fees due under the Current Issuer Intercompany Loan.

     PROVIDED THAT, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the Current Issuer Intercompany Loan and provided that Funding has no further liability under the Intercompany Loan Agreement for the Current Issuer, subject to any limits or conditions on the purposes for which the Current Issuer Reserve Fund may be utilised as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the Current Issuer Reserve Fund Ledger will constitute additional Funding Available Revenue Receipts for the purpose of items
     (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to the Current Issuer Start-up Loan Provider under the Current Issuer Start-up Loan Agreement and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case subject to and in accordance with the relevant Funding Priority of Payments.

1.2 Following enforcement of the Current Issuer Security, to the extent not applied on a Payment Date in accordance with 1.1 above, amounts standing to the credit of the Current Issuer Reserve Fund Ledger shall only be applied in making payments of principal due under the Current Issuer Intercompany Loan (but not in respect of any other Intercompany Loan of any other Issuer).

2.   Current Issuer Liquidity Reserve Fund:

2.1 Prior to enforcement of the Current Issuer Security, the Current Issuer Liquidity Reserve Fund (if any is required to be established) shall only be applied on any Payment Date to:

     (a) help meet any deficit in Funding Available Revenue Receipts which are allocated to the Current Issuer to pay amounts due under the Current Issuer Intercompany Loan, but only to the extent necessary to fund the payment by the Current Issuer of interest and fees due on the relevant Payment Date in respect of the Class A Notes and/or the Class B Notes and to credit the Class A Principal Deficiency Sub Ledger; and

     (b) (provided that there are no Class A Notes outstanding) help meet any deficit in Funding Available Revenue Receipts which are allocated to the Current Issuer to pay interest and fees due on the Current Issuer Intercompany Loan.

     PROVIDED THAT, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the Current Issuer Intercompany Loan and provided that Funding has no further liability under the Intercompany Loan Agreement for the Current Issuer, subject to any limits or conditions on the purposes for which the Current Issuer Liquidity Reserve Fund may be utilized as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the Current Issuer Liquidity Reserve Ledger, if any, will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to the Current Issuer Start-up Loan Provider under the relevant Current Issuer Start-up Loan Agreement and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case subject to and in accordance with the relevant Funding Priority of Payments.

2.2 Following enforcement of the Current Issuer Security, to the extent not applied on a Payment Date in accordance with 2.1 above, amounts standing to the credit of the Current Issuer Liquidity Reserve Ledger shall only be applied in making payments of principal due under the Current Issuer Intercompany Loan (but not in respect of any other Intercompany Loan of any other Issuer).

                                  APPENDIX 1
               Amended and Restated Funding Priority of Payments

                                    Part I

             Funding Pre-Enforcement Revenue Priority of Payments

Distribution of Funding Available Revenue Receipts prior to Enforcement of the Funding Security

On each Payment Date or, in respect of amounts due to third parties by Funding under paragraph (B), when due, prior to enforcement of the Funding Security, the Cash Manager will, subject to the rules for application of Funding Available Revenue Receipts (set out below), apply Group 1 Available Revenue Receipts, Group 2 Available Revenue Receipts and amounts standing to the credit of the Funding Expense Sub-Ledger, as applicable, in the following order of priority (the "Funding Pre-Enforcement Revenue Priority of Payments"):

     (A) first, to pay amounts due to the Security Trustee (together with interest and (to the extent not already inclusive) VAT on those amounts) and to provide for any amounts due or to become due during the following Interest Period to the Security Trustee, under the Funding Deed of Charge or any other Transaction Document;

     (B) second, to pay amounts due to any third party creditors of Funding (other than those referred to later in this order of priority of payments or in the Funding Pre-enforcement Principal Priority of Payments) of which the Cash Manager has notice prior to the relevant Payment Date, which amounts have been incurred without breach by Funding of the Transaction Documents to which it is a party (and for which payment has not been provided for elsewhere) and to provide for any such amounts expected to become due and payable by Funding during the following Interest Period and to pay or discharge any liability of Funding for corporation tax on any chargeable income or gain of Funding;

     (C) third, towards payment of amounts due to the Cash Manager under the Cash Management Agreement (together with (to the extent not already inclusive) VAT on those amounts);

     (D) fourth, in no order of priority among them, but in proportion to the respective amounts due, towards payment of amounts, if any, due to
          (i) the Account Bank under the terms of the Bank Account Agreement
          (ii) to the Stand-by Account Bank under the terms of the Stand-by Bank Account Agreement and (iii) to the Corporate Services Provider under the terms of the Corporate Services Agreement;

     (E) fifth, to pay, in no order of priority among them, to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Pre-Liquidity Payments for that Issuer;

     (F) sixth, to pay, in no order of priority among them, such amount for each Issuer up to its Issuer Allocable Revenue Receipts as is necessary to replenish the Issuer Liquidity Reserve Fund, if any, established in respect of that Issuer up to the Issuer Liquidity Reserve Required Amount (but only to the extent that monies have been drawn from the relevant Issuer Liquidity Reserve Fund to pay interest and fees due under the relevant Intercompany Loan and only to replenish the Issuer Liquidity Reserve Fund of an Issuer to the extent that there are Class A Notes issued by the such Issuer outstanding on such Payment Date);

     (G) seventh, to pay, in no order of priority among them, to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Post-Liquidity Payments for that Issuer;

     (H) eighth, to pay, in no order of priority among them, such amount for each Issuer up to its Issuer Allocable Revenue Receipts as is necessary to fund the Issuer Reserve Fund established in respect of that Issuer up to the Issuer Reserve Required Amount or to replenish such Issuer Reserve Fund up to the related Issuer Reserve Required Amount (to the extent that monies have been drawn from such Issuer Reserve Fund to pay interest and fees under the relevant Intercompany Loan) or if an Arrears or Step-Up Trigger Event has occurred, to credit the Issuer Reserve Fund Ledger with the applicable Issuer Reserve Additional Amount;

     (I) ninth, to pay in no order of priority among them, to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest, principal (in the case of the Special Repayment Notes) and fees due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Pre-Reserve Payments for that Issuer;

     (J) tenth, in no order of priority among them, from Issuer Allocable Revenue Receipts, to credit the Funding Reserve Ledger in an amount up to the Funding Reserve Required Amount or if a Funding Step-Up Trigger Event has occurred to credit the Funding Reserve Ledger with the Funding Reserve Additional Amount;

     (K) eleventh, to pay to each Issuer, in no order of priority among them but in proportion to the respective amounts due, an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Post-Reserve Payments for that Issuer;

     (L) twelfth, in no order of priority among them, but in proportion to the respective amounts due, from Issuer Allocable Revenue Receipts, towards payment of interest and principal amounts due to each Issuer Start-up Loan Provider under the relevant Issuer Start-up Loan Agreement;

     (M) thirteenth, in no order of priority among them, but in proportion to the respective amounts due, to pay to each Issuer an amount up to its Issuer Allocable Revenue Receipts in respect of interest and fees and any other amount (if any) due on that Issuer's Intercompany Loan but not exceeding the aggregate amount of, and to be applied in the amounts and priorities set forth in, the Issuer Post Start-up Payments for that Issuer;

     (N) fourteenth, to the extent required, to apply on the Payment Date for Group 1 Issuers, Group 1 Available Revenue Receipts remaining or, on the Payment Date for Group 2 Issuers, Group 2 Available Revenue Receipts remaining, as applicable, in the priorities set forth in items (E) through (M) above;

     (O) fifteenth, towards payment to Funding of an amount equal to 0.01% per annum of the Funding Available Revenue Receipts (excluding, for this purpose, amounts standing to the credit of the Funding Reserve Ledger), which amount will be retained by Funding as profit less corporation tax in respect of those profits provided for or paid at item (B) above;

     (P) sixteenth, towards payment of any Deferred Contribution due to the Mortgages Trustee pursuant to the terms of the Mortgages Trust Deed; and

     (Q) last, towards payment to the shareholders of Funding of any dividend declared by Funding.

PROVIDED THAT no amount will be applied in replenishing any of the reserve funds held by Funding in respect of an Issuer under paragraphs (F) and/or (H) above following an enforcement of the Issuer Security relating to that Issuer.

For the avoidance of doubt, references to the Issuer Allocable Revenue Receipts for a particular Issuer in items (E) through (M) (inclusive) above shall be reduced by any amounts already allocated to that Issuer in the above Priority of Payments on that Payment Date.

Rules for application of Funding Available Revenue Receipts

(1) (A) Subject as provided in paragraphs (2) through (9) below, the portion of Issuer Allocable Revenue Receipts for all Group 1 Issuers remaining after item
(M) of the Funding Pre-Enforcement Revenue Priority of Payments, together with any additional Funding Available Revenue Receipts under paragraph (3) below, shall constitute "Group 1 Shared Issuer Revenue Receipts". Group 1 Shared Issuer Revenue Receipts will be reallocated by the Cash Manager on a Payment Date for Group 1 Issuers in accordance with item (N) of the Funding Pre-Enforcement Revenue Priority of Payments and will continue to be distributed on such Payment Date in accordance with items (E) through (M) of the Funding Pre-Enforcement Revenue Priority of Payments until there are no remaining amounts of Group 1 Shared Issuer Revenue Receipts to be reallocated and distributed on such Payment Date. Any limitation restricting a payment to an Issuer to the amount up to that Issuer's Issuer Allocable Revenue Receipts shall not apply for the purpose of the reallocation of Group 1 Shared Issuer Revenue Receipts by the Cash Manager on a Payment Date in accordance with this rule. If there is more than one Group 1 Issuer that is entitled to Group 1 Shared Issuer

Revenue Receipts then each such Group 1 Issuer will be reallocated a portion of the Group 1 Shared Issuer Revenue Receipts equal to:

                                                           Outstanding Principal Balance of
                                                           the Intercompany Loan of such Group 1 Issuer
        Amount of Shared Group 1 Issuer Revenue Receipts x --------------------------------------------
                                                           Aggregate Outstanding Principal Balance of
                                                           the Intercompany Loans of all Group 1 Issuers

(B) Subject as provided in paragraphs (2) through (4) below, the portion of Issuer Allocable Revenue Receipts for all Group 2 Issuers remaining after item
(M) of the Funding Pre-Enforcement Revenue Priority of Payments, together with any additional Funding Available Revenue Receipts under paragraph (3) below, shall constitute "Group 2 Shared Issuer Revenue Receipts". Group 2 Shared Issuer Revenue Receipts will be reallocated by the Cash Manager on a Payment Date for Group 2 Issuers distributed on such Payment Date in accordance with item (N) of the Funding Pre-Enforcement Revenue Priority of Payments and will continue to be distributed on such Payment Date in accordance with items (E) through (M) of the Funding Pre-Enforcement Revenue Priority of Payments until there are no remaining amounts of Group 2 Shared Issuer Revenue Receipts to be reallocated and distributed on such Payment Date. Any limitation restricting a payment to an Issuer to the amount up to that Issuer's Issuer Allocable Revenue Receipts shall not apply for the purpose of the reallocation of Group 2 Shared Issuer Revenue Receipts by the Cash Manager on a Payment Date in accordance with this rule. If there is more than one Group 2 Issuer that is entitled to Group 2 Shared Issuer Revenue Receipts, then each such Group 2 Issuer will be reallocated a portion of Shared Issuer Revenue Receipts equal to:


                                                           Outstanding Principal Balance of
                                                           the Intercompany Loan of such Group 2 Issuer
        Amount of Group 2 Shared Issuer Revenue Receipts x --------------------------------------------
                                                           Aggregate Outstanding Principal Balance of
                                                           the Intercompany Loans of all Group 2 Issuers

(2) No Issuer shall be entitled to or shall receive any amount of Issuer Allocable Revenue Receipts from Funding on a Payment Date on which such Issuer is not required by that Issuer to make a payment on that date in accordance with the relevant Issuer Pre-Enforcement Revenue Priority of Payments or other relevant Issuer Priority of Payments which applies to that Issuer on that date, and the Cash Manager will take account of all of the funds which are or will become available to that Issuer on that Payment Date and which constitute Issuer Available Revenue Receipts (including any payments due under any Swap Agreement and any interest or other income received or to be received) for that Issuer for the purpose of making this determination.


(3) Unless and until the Intercompany Loan of any Issuer has been repaid in full and Funding has no further liability under the relevant Intercompany Loan Agreement, amounts standing to the credit of the Issuer Reserve Fund Ledger and the Issuer Liquidity Reserve Ledger, if any, established by Funding for that Issuer may only be utilized by Funding in making payments due under that Issuer's Intercompany Loan and may not be used in or towards the payment of any other liability of Funding. On the Payment Date following the repayment in full of the Intercompany Loan of that Issuer and provided that Funding has no further liability in respect of the relevant Intercompany Loan Agreement, any remaining amounts standing to the credit of the Issuer Reserve Fund Ledger and the Issuer Liquidity Reserve Ledger, if any, of that Issuer will constitute additional Funding Available Revenue Receipts for the purpose of paragraphs (N) through (Q) of the Funding Pre-Enforcement Revenue Priority of Payments and may be utilized by Funding in paying any other liability of Funding subject to and in accordance with the relevant Funding Priority of Payments.


(4) If on any Payment Date any Issuer Allocable Revenue Receipts and/or any Group 1 Shared Issuer Revenue Receipts or Group 2 Shared Issuer Revenue Receipts, as applicable, are paid to an Issuer and are applied by that Issuer, in reducing any deficiency recorded on the Issuer Principal Deficiency Ledger of that Issuer (but only to the extent that any deficiency which has arisen as a result of (i) losses on the Mortgage Loans allocated by Funding to the Issuer and/or (ii) the application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Fund of the Issuer, but not as a result of any other principal deficiency of the Issuer), then the Issuer Allocable Revenue Receipts and/or Group 1 Shared Issuer Revenue Receipts or Group 2 Shared Issuer Revenue Receipts, as applicable, so applied shall constitute repayments of principal under the relevant Intercompany Loan and shall reduce the Outstanding Principal Balance of that Intercompany Loan accordingly.

     To the extent that (a) an amount payable to an Issuer pursuant to the Funding Pre-Enforcement Revenue Priority of Payments on any Payment Date would, in accordance with the Issuer Pre-Enforcement Revenue Priority of Payments relating to the Issuer, be credited by the Issuer to its Issuer Principal Deficiency Ledger, and (b) the amount to be treated as principal as a result of making such credit would result in the Issuer Available Principal Receipts of that Issuer on that Payment Date being in excess of the Principal Amount to be repaid by that Issuer in respect of its Notes on that Payment Date, then an amount equal to that excess shall be reapplied by Funding as Group 1 Available Principal Receipts or Group 2 Available Principal Receipts, as applicable.

(5) The Cash Manager will distribute Group 1 Available Revenue Receipts only on each Payment Date for Group 1 Issuers and Group 2 Available Revenue Receipts only on each Payment Date for Group 2 Issuers. Group 1 Available Revenue Receipts and Group 2 Available Revenue Receipts will be applied (subject to paragraph (7) below) to pay amounts set forth in paragraphs
     (E)-(R) of the Funding Pre-Enforcement Revenue Priority of Payments and
     (D)-(G) of the Funding Post-Enforcement Priority of Payments.

(6) All references to an "Issuer" or "Issuers" in the Funding Pre-Enforcement Revenue Priority of Payments shall be construed to refer to an Issuer or Issuers in Group 1 on a Payment Date for Group 1 Issuers and in Group 2 on a Payment Date for Group 2 Issuers.

(7) On Payment Dates for both Group 1 Issuers and Group 2 Issuers, the Cash Manager will apply amounts standing to the credit of the Funding Expense Sub-Ledger on the immediately preceding Distribution Date to pay the amounts set forth in paragraphs

     (A)-(D) of the Funding Pre-Enforcement Revenue Priority of Payments and paragraph (A)-(C) of the Funding Post-Enforcement Priority of Payments.

(8) To the extent that on any Payment Date for Group 1 Issuers or Payment Date for Group 2 Issuers amounts standing to the credit of the Funding Expense Sub-Ledger distributed pursuant to paragraph (7) above are insufficient to pay all amounts described in such paragraph (7), then the Cash Manager will apply amounts standing to the credit of the Funding Reserve Ledger to meet such a shortfall. To the extent that on any Payment Date amounts standing to the credit of the Funding Reserve Ledger and applied pursuant to the preceding sentence are insufficient to pay all amounts described in paragraph (7) above, then the Cash Manager will apply on the Payment Date for Group 1 Issuers, Group 1 Available Revenue Receipts or on the Payment Date for Group 2 Issuers, Group 2 Available Revenue Receipts, as applicable, to pay such amounts. To the extent that amounts standing to the credit of the Funding Reserve Ledger are applied to pay any amounts described in paragraph (7) above then the amounts standing to the credit of the Funding Reserve Ledger as at the Distribution Date immediately preceding the relevant Payment Date (unless such Payment Date is also a Funding Reserve Adjustment Date, in which case the relevant date will be the Distribution Date immediately preceding the immediately preceding Payment Date) above shall be deemed to have been reduced by the amount applied to pay amounts described in paragraph 7 above.

(9) Group 1 Available Revenue Receipts may not be used to make payments to Group 2 Issuers and Group 2 Available Revenue Receipts may not be used to make payments to Group 1 Issuers.

                                    Part II

            Funding Pre-Enforcement Principal Priority of Payments

On each Payment Date prior to enforcement of the Funding Security, the Cash Manager will, subject to the rules for application of Funding Available Principal Receipts set forth below, apply Group 1 Available Principal Receipts or Group 2 Available Principal Receipts, as applicable, as follows (the "Funding Pre-Enforcement Principal Priority of Payments"):

(1) On each Payment Date for Group 1 Issuers, Group 1 Available Principal Receipts to each Group 1 Issuer in the following order of priority:

     (A) first, to fund or replenish, as the case may be, the Issuer Liquidity Reserve Fund, if any, of each Group 1 Issuer up to the Issuer Liquidity Reserve Required Amount but only from and to the extent of the Issuer Allocable Principal Receipts for that Issuer;

     (B) second, to pay to (or, if required under that Issuer's Intercompany Loan, set aside for) each Group 1 Issuer an amount up to its Issuer Allocable Principal Receipts in respect of principal due (or, if required under that Issuer's Intercompany Loan, to become due) on that Issuer's Intercompany Loan, which shall be an amount up to the aggregate amount of, and shall be applied in the amounts and priorities set forth in, the Issuer Principal Payments for that Issuer;

     (C) third, to pay to (or, if required under that Issuer's Intercompany Loan, set aside for) each Group 1 Issuer an amount up to its allocable portion of Group 1 Shared Issuer Principal Receipts in respect of principal due (or, if required under that Issuer's Intercompany Loan, to become due) on that Issuer's Intercompany Loan, which in the case of that Group 1 Issuer shall be an amount up to the aggregate amount of, and shall be applied in the amounts and priorities set forth in, the Issuer Principal Payments for that Issuer until there are no remaining Group 1 Available Principal Receipts on such Payment Date; and

     (D)  last, to credit any remaining amounts to the Funding Principal
          Ledger.

(2) On each Payment Date for Group 2 Issuers, Group 2 Available Principal Receipts to each Group 2 Issuer in the following order of priority:

     (A) first, to fund (either initially or to replenish, as the case may be) the Issuer Liquidity Reserve Fund, if any, of each Group 2 Issuer up to the Issuer Liquidity Reserve Required Amount but only from and to the extent of the Issuer Allocable Principal Receipts for that Issuer;

     (B) second, to pay to (or, if required under that Issuer's Intercompany Loan, set aside for) each Group 2 Issuer an amount up to its Issuer Allocable Principal Receipts in respect of principal due (or, if required under that Issuer's Intercompany Loan, to become due) on that Issuer's Intercompany Loan, which shall be an amount up to the aggregate amount of, and shall be applied in the amounts and priorities set forth in, the Issuer Principal Payments for that Issuer;

     (C) third, to pay to (or, if required under the Issuer's Intercompany Loan, set aside for) each Group 2 Issuer an amount up to its allocable portion of Group 2 Shared Issuer Principal Receipts in respect of principal due (or, if required under that Issuer's Intercompany Loan, to become due) on that Issuer's Intercompany Loan, which in the case of that Group 2 Issuer shall be an amount up to the aggregate amount of, and shall be applied in the amounts and priorities set forth in, the Issuer Principal Payments for that Issuer until there are no remaining Group 2 Available Principal Receipts on such Payment Date; and

     (D)  last, to credit any remaining amounts to the Funding Principal
          Ledger;

PROVIDED THAT no amount will be applied in replenishing the Issuer Liquidity Reserve Fund held by Funding in respect of an Issuer under paragraphs (1)(A) or
(2)(A) above following an enforcement of the Issuer Security relating to that Issuer,

Rules for application of Funding available principal receipts


(1) (A) On the Distribution Date immediately preceding a Payment Date for Group 1 Issuers, the Cash Manager will calculate the "Issuer Allocable Principal Receipts" for each such Issuer in respect of the relevant Payment Date which, subject as provided in paragraphs (2) through (8) below, is for any Issuer an amount which is equal to the sum of:

     (a)  the aggregate of:

          (i) for any Group 1 Issuer, the amount, if any, by which the Issuer Liquidity Reserve Fund relating to that Issuer will be less than the Issuer Liquidity Reserve Required Amount in each case prior to the distribution of Group 1 Available Principal Receipts on the Payment Date for Group 1 Issuers immediately succeeding such Distribution Date; and

          (ii) for any Group 1 Issuer which has a Money Market Note still outstanding up to the amount equal to the Controlled Amortization Amount due on such Money Market Note, if any, on the Payment Date for Group 1 Issuers immediately succeeding such Distribution Date;

     (b)  for any Group 1 Issuer, an amount equal to the lesser of:

          (i) (only if relevant) the principal amount due on the Intercompany Loan of such Issuer which is an amount equal to the Controlled Amortisation Amount due, if any, on the Payment Date for Group 1 Issuers immediately succeeding such Distribution Date (excluding any amount calculated in accordance with paragraph 1(A)(a)); and

          (ii) an amount equal to:

               Group 1 Available Principal Receipts minus the          Outstanding Principal Balance on such
               aggregate amount under (1)(A)(a) above in respect         Group 1 Issuer's Intercompany Loan
               of the relevant Issuer on such Payment                x --------------------------------------
               Date                                                        Aggregate Outstanding Principal
                                                                         Balance of all Intercompany Loans of
                                                                                   Group 1 Issuers




     (B) On the Distribution Date immediately preceding a Payment Date for Group 2 Issuers, the Cash Manager will calculate the "Issuer Allocable Principal Receipts" for each such Issuer in respect of the relevant Payment Date which, subject as provided in paragraphs (2) through (8) below, is an amount which is equal to the sum of:

     (a)  the aggregate of:

          (i) for any Group 2 Issuer, the amount, if any, by which the Issuer Liquidity Reserve Fund relating to that Issuer will be less than the Issuer Liquidity Reserve Required Amount in each case prior to the distribution of Group 2 Available Principal Receipts on the Payment Date for Group 2 Issuers immediately succeeding such Distribution Date; and

          (ii) for any Group 2 Issuer which has a Money Market Note still outstanding, up to the amount equal to the Controlled Amortization Amount due on each Money Market Note, if any, on the Payment Date for Group 2 Issuers immediately succeeding such Distribution Date; and

     (b)  for any Group 2 Issuer, an amount equal to the lesser of:

          (i) (only if relevant) the principal amount due on the Intercompany Loan of such Issuer which is an amount equal to the Controlled Amortization Amount due, if any, on the Payment Date for Group 2 Issuers immediately succeeding such Distribution Date (excluding any amount calculated in accordance with paragraph 1(B)(a)); and


     PROVIDED THAT,

          (a) subject as provided in paragraphs (2) through (8) below, for the purpose only of determining the amount of Issuer Allocable Principal Receipts which may be allocated and paid to the relevant Group 1 Issuer or Group 2 Issuer (but not to any other Issuer) in accordance with this paragraph (1), following an enforcement of the Issuer Security relating to that Issuer the amount so determined may be increased to the extent of the aggregate of any amounts standing to the credit of the Issuer Liquidity Reserve Ledger, if any, and the Issuer Reserve Fund Ledger of that Issuer remaining on the relevant Payment Date after the application of such reserve funds in accordance with the Funding Pre-Enforcement Revenue Priority of Payments; and

          (b) for the purposes only of determining the amount of Group 1 Shared Issuer Principal Receipts and Group 2 Shared Issuer Principal Receipts in accordance with paragraph (6) below, Issuer Allocable Principal Receipts (in respect of a Group 1 Issuer) shall be an amount equal to the amount calculated in accordance with paragraphs 1(A)(a) and (1)(A)(b)(ii) and paragraph (1)(A)(b)(i) shall not apply and (in respect of a Group 2 Issuer) shall be an amount equal to the amount calculated in accordance with paragraphs (1)(B)(a) and
               (1)(B)(b)(ii) above paragraph (1)(B)(b)(i) above shall not apply.

     (2) If the Notes of any Issuer have become immediately due and payable as a result of the service of a Note Enforcement Notice or if the Intercompany Loan of any Issuer and the other Intercompany Loans of any other Issuers have become immediately due and payable as a result of the service of an Intercompany Loan Enforcement Notice or otherwise on any Payment Date following the occurrence of any Asset Trigger Event, principal payments in respect of any Intercompany Loan may be made in excess of any Controlled Amortisation Amount and paragraphs (1)(A)(a) and 1(A)(b)(i) (in respect of a Group 1 Issuer), or paragraphs (1)(B)(a) and 1(B)(b)(i) above (in respect of a Group 2 Issuer) shall no longer apply in relation to that Issuer and the amount of Issuer Allocable Principal Receipts payable to that Issuer on the relevant Payment Date may not exceed the amount determined under paragraphs (1)(A)(b)(ii) and (1)(B)(b)(ii) above (save that no deduction shall be made from Funding Available Principal Receipts) but subject always to any increase in that amount as a result of the utilisation of the Issuer Reserve Fund and the Issuer Liquidity Reserve Fund (if any) following enforcement of the Issuer Security relating to that Issuer as provided in that paragraph. Following the occurrence of any Non-Asset Trigger Event (but prior to the occurrence of an Asset Trigger Event), (1) the reference in paragraph (1)(A)(a)(ii) and (1)(B)(a)(ii) above to the "Controlled Amortization Amount due on such Money Market Note" shall be deemed to refer to the "Outstanding Principal Balance of such Money Market Note", and (2) paragraph (1)(A)(b)(i) above (in respect of a Group 1 Issuer), or paragraph (1)(B)(b)(i) above (in respect of a Group 2 Issuer) shall no longer apply in relation to the relevant Issuer and the amount of Issuer Allocable Principal Receipts payable to that Issuer on the relevant Payment Date may not exceed the amount determined under paragraph (1)(A)(b)(ii) above (in respect of a Group 1 Issuer) and (1)(B)(b)(ii) above (in respect of a Group 2 Issuer, subject to the same qualifications set forth in the immediately preceding paragraph.

     (3) For the purpose of determining the amount of Issuer Allocable Principal Receipts and/or any Group 1 Shared Issuer Principal Receipts or Group 2 Shared Issuer Principal Receipts which may be paid to any Issuer on a Payment Date pursuant to paragraph (1) above or paragraph (6) below, the Outstanding Principal Balance of the relevant Intercompany Loan shall be deemed to be reduced by the amount of:

          (A) any deficiency recorded on the Issuer Principal Deficiency Ledger of the relevant Issuer as at the relevant Payment Date, but only to the extent that such deficiency has arisen as a result of (i) losses on the

               Mortgage Loans allocated by Funding to that Issuer and/or (ii) the application of Funding Available Principal Receipts to fund the Issuer Liquidity Reserve Fund of that Issuer but not as a result of any other principal deficiency of that Issuer; and

          (B) the Outstanding Principal Balance as at such Payment Date of any Special Repayment Notes issued by that Issuer.

     (4) The amount of Funding Available Principal Receipts payable to each Issuer on a Payment Date will be reduced by an amount equal to the aggregate of the Issuer Available Revenue Receipts of that Issuer which are to be applied on that Payment Date in reducing deficiencies recorded on the Issuer Principal Deficiency Ledgers, but only to the extent that the Issuer Available Revenue Receipts which are to be so applied on that Payment Date would not otherwise be payable as principal on the relevant Notes on such Payment Date.

     (5) No Issuer shall be entitled to, or shall receive on a Payment Date, any amount of Issuer Allocable Principal Receipts from Funding which is not required by that Issuer to make a payment on that date in accordance with the relevant Issuer Pre-Enforcement Principal Priority of Payments or otherwise to make a payment of principal on the Notes.

     (6)  (A)  The portion of Issuer Allocable Principal Receipts
               (calculated in accordance with paragraph 1(A)(b)(ii) above), if any, not required to be applied by a Group 1 Issuer to pay principal on the Notes on a Payment Date for Group 1 Issuers together with the portion of Issuer Allocable Principal Receipts relating to all other Group 1 Issuers not required to be so applied by such other Group 1 Issuers (or otherwise required to be set aside by Funding for any Group 1 Issuer) on that Payment Date (excluding the amount of any Group 1 Issuer Reserve Fund or Issuer Liquidity Reserve Fund (if any) of any Group 1 Issuer), shall constitute "Group 1 Shared Issuer Principal Receipts". Group 1 Shared Issuer Principal Receipts will be reallocated by the Cash Manager and distributed on such Payment Date among the Group 1 Issuers until there are no remaining amounts of Group 1 Shared Issuer Principal Receipts to be reallocated and distributed on such Payment Date. Save as provided in paragraph (2) above, if there is more than one Group 1 Issuer that is entitled to Group 1 Shared Issuer Principal Receipts, then each such Issuer will be reallocated a portion of the Group 1 Shared Issuer Principal Receipts equal to:

                                                             Outstanding Principal Balance of
                                                             the Intercompany Loan of such Group 1 Issuer
        amount of Shared Group 1 Issuer Principal Receipts x --------------------------------------------
                                                             Aggregate Outstanding Principal Balance of
                                                             the Intercompany Loans of all Group 1 Issuers


          (B) The portion of Issuer Allocable Principal Receipts (calculated in accordance with paragraph (1)(B)(b)(ii) above), if any, not required to be applied by a Group 2 Issuer to pay principal of the Notes on a Payment Date for Group 2 Issuers together with the portion of Issuer Allocable Principal Receipts relating to all other Group 2 Issuers not required to be so applied by such other Group 2 Issuers (or otherwise required to be set aside by Funding for any Group 2 Issuer) on that Payment Date (excluding the amount of any Issuer Reserve Fund or Issuer Liquidity Reserve Fund (if any) of any Group 2 Issuer) shall constitute "Group 2 Shared Issuer Principal Receipts". Group 2 Shared Issuer Principal Receipts will be reallocated by the Cash Manager and distributed on such Payment Date among the Group 2 Issuers until there are no remaining amounts of Group 2 Shared Issuer Principal Receipts to be reallocated and distributed on such Payment Date. Save as provided in paragraph (2) above, if there is more than one Group 2 Issuer that is entitled to Group 2 Shared Issuer Principal Receipts, then each such Group 2 Issuer will be reallocated a portion of the Group 2 Shared Issuer Principal Receipts equal to:

                                                             Outstanding Principal Balance of
                                                             the Intercompany Loan of such Group 2 Issuer
        Amount of Shared Group 2 Issuer Principal Receipts x --------------------------------------------
                                                             Aggregate Outstanding Principal Balance of
                                                             the Intercompany Loans of all Group 2 Issuers


          (7) The repayment of any Intercompany Loan prior to the occurrence of a Trigger Event, enforcement of the Issuer Security by the Note Trustee under the relevant Issuer Deed of Charge or enforcement of the Funding Security by the Security Trustee under the Funding Deed of Charge will be made in accordance with the terms of the relevant Intercompany Loan Agreement.


          (8) The Cash Manager will distribute only Group 1 Available Principal Receipts on each Payment Date for Group 1 Issuers and only Group 2 Available Principal Receipts on each Payment Date for Group 2 Issuers. No payment may be made to Group 1 Issuers from Group 2 Available Principal Receipts and no payment may be made to Group 2 Issuers from Group 2 Available Principal Receipts.

                                   Part III

                 Funding Post-Enforcement Priority of Payments

At any time after the security created under the Funding Deed of Charge has become enforceable in accordance with Clause 7.2 (Enforceable) thereof and provided that the Intercompany Loan Enforcement Notice has not been withdrawn, all Funding Available Revenue Receipts, Funding Available Principal Receipts and all other monies paid to or received or recovered by or on behalf of Funding or the Security Trustee or any Receiver appointed on its behalf, including all proceeds following any sale, realisation or enforcement of the security created under the Funding Deed of Charge and all amounts not previously distributed and/or standing to the credit of any Funding Bank Account and all monies standing to the credit of the Funding Reserve Ledger (if any) shall (if not already received by the Security Trustee) be paid to and held by the Security Trustee on trust to apply the same (save to the extent required otherwise by applicable law) in accordance with the rules and the order of priority of the Funding Post-Enforcement Priority of Payments.

The Security Trustee (or the Cash Manager on its behalf) will, subject to the rules for application of Funding Available Principal Receipts and Funding Available Revenue Receipts set out in Part I and Part II of this Schedule, apply all such amounts received or recovered following enforcement of the Funding Security on each Payment Date in accordance with the following order of priority (the "Funding Post-Enforcement Priority of Payments"):

     (A) first, from amounts standing to the credit of the Funding Expense Sub-Ledger in respect of such Payment Date, to pay amounts due to the Security Trustee and any Receiver appointed by the Security Trustee, together with interest and (to the extent not already inclusive) VAT on those amounts, and to provide for any amounts due or to become due to the Security Trustee and the Receiver in the following Interest Period under the Funding Deed of Charge or any other Transaction Document;

     (B) second, from amounts standing to the credit of the Funding Expense Sub-Ledger in respect of such Payment Date, towards payment of amounts due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager under the Cash Management Agreement, together with (to the extent not already inclusive) VAT on those amounts;

     (C) third, from amounts standing to the credit of the Funding Expense Sub-Ledger in respect of such Payment Date, (in no order of priority among them but in proportion to the respective amounts due) towards payment of amounts (if any) due to (i) the Account Bank under the terms of the Bank Account Agreement, (ii) to the Stand-by Account Bank under the Stand-by Bank Account Agreement and (iii) to the Corporate Services Provider under the Corporate Services Agreement;

     (D)  fourth,

          (1) from Group 1 Available Revenue Receipts and Group 1 Available Principal Receipts in respect of each Payment Date for Group 1

               Issuers, (in no order of priority among them but in proportion to the respective amounts due) to each Group 1 Issuer its share of Issuer Allocable Revenue Receipts and Issuer Allocable Principal Receipts towards payment of amounts of interest, principal and fees due to such Group 1 Issuer under such Issuer's Intercompany Loan Agreement, which in the case of that Issuer shall be up to the aggregate amount of the amounts, and shall be applied in the amounts and priorities, as set forth in the Issuer Post-Enforcement Priority of Payments for that Issuer;

          (2) from Group 2 Available Revenue Receipts and Group 2 Available Principal Receipts in respect of each Payment Date for Group 2 Issuers (in no order of priority among them but in proportion to the respective amounts due) to each Group 2 Issuer its Issuer Allocable Revenue Receipts and Issuer Allocable Principal Receipts, respectively, towards payment of amounts of interest, principal and fees due to such Group 2 Issuer under such Issuer's Intercompany Loan Agreement, which in the case of that Group 2 Issuer shall be up to the aggregate of the amounts, and shall be applied in the amounts and priorities, as set forth in the Issuer Post-Enforcement Priority of Payments for that Issuer;

     (E)  fifth,

          (1) from Group 1 Available Revenue Receipts and Group 1 Available Principal Receipts in respect of each Payment Date for Group 1 Issuers, towards payment of amounts due to each Issuer Start-Up Loan Provider under the relevant Issuer Start-up Loan Agreement for each Group 1 Issuer;

          (2) from Group 2 Available Revenue Receipts and Group 2 Available Principal Receipts in respect of each Payment Date for Group 2 Issuers, towards the payment of amounts due to each Issuer Start-up Loan Provider under the relevant Issuer Start-up Loan Agreement for each Group 2 Issuer;

     (F) sixth, from any remaining Funding Available Revenue Receipts (being the remaining Group 1 Available Revenue Receipts, the Group 1 Available Principal Receipts, the Group 2 Available Revenue Receipts and the Group 2 Available Principal Receipts) in respect of such Payment Date, towards payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed; and

     (G) last, to pay any amount remaining following the application of principal and revenue set forth in paragraphs (A) through (F) above, to Funding;

PROVIDED THAT, to the extent that there is a shortfall in the amounts standing to the credit of the Funding Expense Sub-Ledger, amounts payable under (A) through (C) above may also be paid from Group 1 Available Revenue Receipts or Group 2 Available Revenue Receipts as applicable to the relevant Payment Date.

                                   APPENDIX 2

6.9 Utilisation of Issuer Reserves: Funding and the Cash Manager shall procure that, subject to and in accordance with the Funding Priority of Payments and further subject to any provisos set forth in (in the case of the First Issuer) Schedule 5 (Utilisation of Issuer Reserves) or, in the case of any New Issuer, Schedule I to the relevant Deed of Accession, amounts standing to the credit of the Issuer Reserve Fund Ledger or the Issuer Liquidity Reserve Ledger, if any, of any Issuer shall, for so long as such Issuer's Intercompany Loan remains outstanding, only be debited for the purpose of making payments falling due under the Intercompany Loan Agreement of such Issuer and then only for the purposes specified in (in the case of the First Issuer) Schedule 5 (Utilisation of Issuer Reserves) or, in the case on any New Issuer, Schedule I to the Deed of Accession; provided, however, that, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the Intercompany Loan of the First Issuer or any New Issuer and provided that Funding has no further liability under the relevant Intercompany Loan Agreement, subject to any limits or conditions on the purposes for which the related Issuer Reserve Fund or Issuer Liquidity Reserve Fund, if any, may be utilized as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the Issuer Reserve Fund Ledger and the Issuer Liquidity Reserve Ledger, if any, of that Issuer will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilized by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to each Start-up Loan Provider under the relevant Start-up Loan Agreement and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case, subject to and in accordance with the relevant Funding Priority of Payments.

                                   APPENDIX 3

1.   First Issuer Reserve Fund:

1.1 Prior to enforcement of the First Issuer Security, the First Issuer Reserve Fund shall only be applied on any Payment Date to increase that portion of Funding Available Revenue Receipts which are allocated to the First Issuer to make payments of interest and fees due under the Current Issuer Intercompany Loan;

     PROVIDED THAT, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the First Issuer Intercompany Loan and provided that Funding has no further liability under the Intercompany Loan Agreement for the First Issuer, subject to any limits or conditions on the purposes for which the First Issuer Reserve Fund may be utilized as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the First Issuer Reserve Fund Ledger will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to the Start-up Loan Provider for the First Issuer under the Start-up Loan Agreement for the First Issuer and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case subject to and in accordance with the relevant Funding Priority of Payments.

1.2 Following enforcement of the First Issuer Security, to the extent not applied on a Payment Date in accordance with 1.1 above, amounts standing to the credit of the First Issuer Reserve Fund Ledger shall only be applied in making payments of principal due under the First Issuer Intercompany Loan (but not in respect of any other Intercompany Loan of any New Issuer) to fund payments of principal due on the First Issuer Notes on any Payment Date.

2.   First Issuer Liquidity Reserve Fund:

2.1 Prior to enforcement of the First Issuer Security, the First Issuer Liquidity Reserve Fund (if any is required to be established) shall only be applied on any Payment Date to:

     (a) increase that portion of Funding Available Revenue Receipts which are allocated to the First Issuer to pay amounts due under the First Issuer Intercompany Loan, but only to the extent necessary to fund the payment by the First Issuer of interest and fees due on the relevant Payment Date in respect of the Class A Notes and/or the Class B Notes and to credit the Class A Principal Deficiency Sub Ledger; and

     (b) (provided that there are no Class A Notes outstanding) increase Funding Available Revenue Receipts which are allocated to the First Issuer to pay interest and fees due on the First Issuer Intercompany Loan;

     PROVIDED THAT, as set forth in Rule (3) of the Rules for application of Funding Available Revenue Receipts, on the Payment Date following the repayment in full of the First Issuer Intercompany Loan and provided that Funding has no further liability


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     under the Intercompany Loan Agreement for the First Issuer, subject to any limits or conditions on the purposes for which the First Issuer Liquidity Reserve Fund may be utilized as set out in the Funding Deed of Charge, any remaining amounts standing to the credit of the First Issuer Liquidity Reserve Ledger, if any, will constitute additional Funding Available Revenue Receipts for the purpose of items (N) through (Q) of the Funding Pre-Enforcement Priority of Payments and may be utilised by Funding in paying any other liability of Funding (including, without limitation, payment of interest and principal amounts due to the Start-up Loan Provider for the First Issuer under the Start-up Loan Agreement for the First Issuer and payment of any Deferred Contribution due to the Mortgages Trustee under the Mortgages Trust Deed), in each case subject to and in accordance with the relevant Funding Priority of Payments.

2.2 Following enforcement of the First Issuer Security, to the extent not applied on a Payment Date in accordance with 2.1 above, amounts standing to the credit of the First Issuer Liquidity Reserve Ledger shall only be applied in making payments of principal due under the First Issuer Intercompany Loan (but not in respect of any other Intercompany Loan of any New Issuer) in order to fund payments of principal due on the First Issuer Notes on any Payment Date.















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